BASCOM HILL INVESTORS, INC.

                                   PROSPECTUS



                               February 28, 1997

  Bascom Hill Investors, Inc. is a diversified open-end investment company seeking capital growth with income an important but secondary consideration. To achieve its objective, the Fund will invest primarily in common stocks having potential for growth.
  Investors may obtain a Statement of Additional Information, without charge, from the Fund's main office as listed below. The Statement of Additional Information contains further detailed information about the Fund and is dated February 28, 1997.
  Investors should read this Prospectus and retain it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NOR HAS THE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
- - - -----------------------------------------------------------------------
                                 A NO-LOAD FUND
                     No Sales Charge - No Redemption Charge
                       Minimum Initial Investment - $1000
                      Minimum Subsequent Investment - $100

                                                     BASCOM HILL INVESTORS, INC.
                                                         6411 MINERAL POINT ROAD
                                                        MADISON, WISCONSIN 53705
                                                                    608/273-2020
                                                                    800/767-0300
PROSPECTUS
                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Financial
Highlights...................................................................2
General Information About the.Fund...........................................3
Expense Table................................................................3
Historical Investment Return.................................................4
General Description..........................................................5
Management of the Fund.......................................................5
Description of Common.Stock..................................................6
Income Dividends, Capital Gain Distributions,and Taxes.......................6
Reinvestment Plan for Distributions..........................................6
Shareholder Inquiries & Reports..............................................6
Purchase Information.........................................................6
Redemption of Shares.........................................................7
Individual Retirement Account................................................7


                              FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)
  The following Financial Highlights of Bascom Hill Investors, Inc. have been audited by Williams, Young & Associates, LLC, independent public accountants. The Independent Auditor's Report and additional information about the performance of the Fund is contained in the Annual Report to shareholders which may be obtained without charge.



                                                Year Ended December 31,
                    ------------------------------------------------------------


                    1996  1995  1994  1993  1992  1991  1990  1989  1988  1987


NET ASSET VALUE:

Beginning of year
                $ 18.03  15.84 16.73 18.15 16.66 12.90 15.62 14.92 13.84 15.11

INCOME FROM INVESTMENT OPERATIONS:


Net investment income
                $     .24   .42   .39   .19   .22   .36   .51   .77   .66   .69
Net realized and unrealized gains or (losses) on securities
                     3.91  3.45   .26   .34  1.59  3.76 (2.71) 1.62  1.08  (.44)
                    ----- -----  ----  ----  ----  ----- ----  ----  -----


Total from investment operations
                $   4.15   3.87    .65   .53  1.81  4.12 (2.20) 2.39  1.74   .25


LESS DISTRIBUTIONS:


Dividends from net income
                $   (.25)  (.42) (.39)  (.19) (.22) (.36) (.52) (.78) (.66) (.99)
Capital gains distributions
                  (4.01)  (1.26) (1.15) (1.76) (.10)   --    --  (.91)   --  (.53)
                  ------ ------ ------ -----             -----       ----- ------

NET ASSET VALUE:


End of year     $ 17.92 18.03 15.84  16.73  18.15 16.66 12.90 15.62 14.92 13.84

TOTAL RETURN:  %  23.36 24.63  4.09   3.16  10.98 32.05(14.25)16.25 12.76  1.11


RATIOS:

Operating expenses to average net assets
                %  1.17 1.17  1.20   1.20   1.22  1.22  1.27  1.16  1.16  1.15
Net income to average net assets
                %  1.20 2.44  2.28   1.00   1.33  2.28  3.78  4.73  4.48  4.60
Portfolio turnover rate
                %81.42 57.62 54.49  80.41  68.83 70.90 84.40 69.60 51.23 35.00


Average Commission Rate
                   .08 .0819



                       GENERAL INFORMATION ABOUT THE FUND

                                WHAT IS THE FUND?
  Bascom Hill Investors, Inc. (the `Fund'') is a no-load diversified open-end investment company, commonly called a mutual fund. It is a `no-load'' fund because it charges no sales commission upon purchase of its shares. As an open-end company, the Fund continuously offers its shares to investors and stands ready to redeem shares at the current net asset value per share. The Fund is managed by Madison Investment Advisors, Inc., of Madison, Wisconsin.

                    WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
  The primary investment objective of the Fund is capital growth with current income an important but secondary consideration. The Fund seeks to achieve its objective by investing primarily in common stocks and, to a lesser extent, in bonds and money market instruments. The Fund is suitable for investors who can assume investment risks in search of long-term appreciation. The Fund is not designed for investors seeking short-term profits. The historical investment return achieved by the Fund is reviewed on page 4 of this Prospectus. The Fund can not guarantee that these investment returns will continue.

                   WHAT IS THE FUND'S INVESTMENT PHILOSOPHY?
  The Fund's management believes that capital growth can best be achieved through flexibility of investment strategies. Although the careful selection of common stocks is the primary factor affecting the investment return of the Fund, the percentage of the Fund's assets which may be invested at any particular time in common stocks will depend on management's judgment regarding the risks in the general stock market. If management believes that market risks are high and common stock prices in general are vulnerable to decline, the Fund may move for defensive purposes substantially into short-term investments such as U.S. Treasury Bills, commercial paper, certificates of deposit, repurchase agreements, or other money market instruments. It is the opinion of the Fund and its managers that the Fund's willingness to hold substantial cash reserves during periods of market vulnerability is the single most important factor in comparing the Fund's investment philosophy and strategies with those of other equity mutual funds.


                                 EXPENSE TABLE
The Purpose of this table is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly.





SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load imposed on Purchases
    (as a percentage of offering price)                                     0 %
  Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price)                                     0 %
  Deferred Sales Load (as a percentage of original purchase price
    or redemption proceeds, as applicable)                                  0 %
  Redemption Fees (as a percentage of amount redeemed, if applicable)       N/A
  Exchange Fee                                                              N/A


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)


  Management Fees                                                           .80%
  Other Expenses                                                            .37%
                                                                          ------

  Total Fund Operating Expenses                                            1.17%


EXAMPLE                                         1 Year  3 Years 5 Years 10 Years
                                                ------  ------- ------- --------

  You would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual
  return and (2) redemption at the end of
  each time period:
 (The Fund does not charge a redemption fee)    $ 11.92 $ 37.16 $ 64.37 $ 142.04

This example should not be considered a representation of past or future expenses.
Actual expenses may be greater or lesser than those shown.






                          HISTORICAL INVESTMENT RETURN

  Table I shows the increase in value of $1,000 invested on November 1, 1978, assuming all dividend and capital gains distributions have been reinvested. If distributions had been taken in cash, the original shares would have increased in value to $1,800, with a total of $2,971 in cash distributions since 1978. No adjustment has been made for the effect of income taxes.


                  TABLE I:  TOTAL RETURN OVER LIFETIME OF FUND


          Value of  Value of   Value of
           Initial  Reinvst.   Reinvst.
Year       $1,000    Capital    Income    Total    Annual %
Ended                 Gain
December  Invstmt.  Distrib.   Divids.    Value     Change
31

  1978*    $1,036      --         --      $1,036   + 3.6%*
  1979     $1,183      --        $ 51     $1,234   +19.1%
  1980     $1,443      --        $ 76     $1,519   +23.1%
  1981     $1,514    $   78      $137     $1,729   +13.8%
  1982     $2,026    $  119      $161     $2,306   +33.4%
  1983     $2,418    $   70      $227     $2,715   +17.7%
  1984     $2,446    $  125      $128     $2,699   - 0.6%
  1985     $3,208    $  184      $159     $3,551   +31.5%
  1986     $2,959    $1,041      $130     $4,130   +16.3%
  1987     $3,783      --        $394     $4,177   + 1.1%
  1988     $4,503      --        $207     $4,710   +12.8%
  1989     $4,929    $  293      $242     $5,464   +16.0%
  1990     $4,513      --        $173     $4,686   -14.3%
  1991     $6,052      --        $136     $6,188   +32.1%
  1992     $6,742      --        $125     $6,867   +11.0%
  1993     $6,330    $  523      $215     $7,068   + 3.2%
  1994     $6,692    $  357      $295     $7,344   + 4.1%
  1995     $8,359    $  371      $423     $9,153   +24.6%
 1996     $9,118    $1,529      $644    $11,291   +23.4%

*The fund began operations on November 1, 1978.




  Table II reviews the average annual and total return of the Fund, for the eighteen-year, two month history. The Fund's total return assumes the reinvestment of all income dividends and capital gain distributions.
  The Value Line Composite Index, and the New York Stock Exchange Composite Index, are widely recognized indices comprised of unmanaged groups of common stocks. For each index the figure does not include income. The Shearson-Lehman Brothers Government/Corporate Bond Index is an extremely large universe of government and corporate bonds. The Consumer Price Index measures the change over time of the urban consumer's purchasing power.



                   TABLE II:  AVERAGE ANNUAL AND TOTAL RETURN



                                  Average Annual    Total
                                     Increase       Return
                                     --------       ------

BASCOM HILL INVESTORS, INC.           +14.3%       +1029.0%
New York Stock Exchange Index         +11.5%        +696.0%
Shearson Lehman Bros. Govt/Corp.      + 9.7%        +484.0%
Bond Index
Value Line Composite Index            + 7.5%        +297.0%
Consumer Price Index                  + 4.6%        +136.0%




                              GENERAL DESCRIPTION

  Bascom Hill Investors, Inc., (the ``Fund'') is a diversified, open-end management company. It is a no-load fund which means it does not charge sales commissions. As an open-end fund, it will acquire shares of the Fund held by the investor upon request and pay the investor the current net asset value of the shares. The Fund was incorporated in the State of Wisconsin on March 10, 1978.
  The primary objective of the Fund is to achieve long-term growth of capital through selection of common stocks of American business and industry. Production of current income is an important but secondary objective. These objectives are matters of fundamental policy of the Fund and cannot be changed without the approval of the holders of a majority of its outstanding shares.
  Although the careful selection of common stocks is the primary factor affecting the investment return of the Fund, the percentage of the Fund's assets which may be invested at any particular time in common stocks will depend on management's judgment regarding the risks in the general stock market. If management believes that market risks are high and common stock prices in general are vulnerable to decline, the Fund may move assets out of common stocks and into fixed income securities such as U.S. Treasury notes and bonds, U.S. Agency notes, and short-term fixed income securities such as U.S. Treasury Bills, highly rated commercial paper, certificates of deposit, and repurchase agreements. Not more than 5% of the total net assets will be invested in the securities of any one issuer (not including U.S. Government securities). Also, not more than 25% of the Fund's total net assets will be concentrated in any one industry or group of related industries.
  Based on management's perception of the investment environment, it is the Fund's policy to remain flexible in its asset allocation between equities and fixed income securities, subject to the restrictions listed above.
  The purpose of the Fund is to make available to investors an investment program under continuous supervision of experienced investment management. By purchasing shares of the Fund, investors obtain in a single investment an interest in a diversified investment portfolio drawn from a cross section of American industries. It should be recognized that such diversification does not eliminate the risk involved in all securities investments. The Fund is suitable for investors who can assume investment risks in search of above average long-term appreciation. The Fund is not designed for investors seeking short-term profits. Through ownership of shares of the Fund, as contrasted with ownership of a number of individual securities, investors are relieved of many details in the management of their investments while their bookkeeping and income tax records are greatly simplified. Ownership of shares in the Fund does not constitute a complete financial program.



  The value of the Fund's shares will fluctuate because the value of the securities in which it invests fluctuates. The Fund may purchase common stock of small and medium size companies, the value of which may fluctuate more than the general stock market. To a greater extent, however, the Fund will select common stocks of larger, proven companies. During 1996, the Fund's portfolio turnover rate was 81.42%.





                             MANAGEMENT OF THE FUND

  Under an investment advisory agreement with the Fund, Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin, furnishes continuous investment service and management to the Fund. Madison Investment Advisors, Inc., a licensed investment advisory firm for over 23 years, provides professional portfolio management services to a number of other clients besides the Fund and has approximately $2.8 billion under management. The Advisor manages Bascom Hill BALANCED Fund, Inc., another investment company with total assets of $11.0 million on December 31, 1996 and Madison Bond Fund, Inc. with total net assets of $4.1 million on December 31, 1996. Subject to the authority of the Board of Directors, Madison Investment Advisors, Inc. is responsible for the overall management of the Fund's business affairs besides primary responsibility for the investment decisions affecting the Fund's portfolio. All investment decisions for the Fund are made by the Investment Policy Committee. The Advisor receives an annual fee, paid quarterly, of .80 of 1% of the first $50,000,000 average daily net assets, and .75 of 1% on the average daily net assets above $50,000,000. Advisory fees for the year ended December 31, 1996 were $99,818. Total expenses paid by the Fund, including the Advisor fee, for the year ended December 31, 1996 were 1.2% of the average net assets.


  The Fund's transfer agent and dividend disbursing agent is Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Firstar Trust Company also acts as the custodian of all cash and securities of the Fund.

                          DESCRIPTION OF COMMON STOCK

  The Fund has an authorized capital of 1,000,000 shares of common stock, $1.00 par value. All shares are of the same class with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared by the Fund, and on liquidation, in its net assets remaining after satisfaction of outstanding liabilities. Fractional shares enjoy the same rights as do full shares except no voting rights.

                         INCOME DIVIDENDS, CAPITAL GAIN
                            DISTRIBUTIONS, AND TAXES

  The Fund distributes to its shareholders substantially all of its net income and realized capital gain. As a result, the Fund does not pay income tax. It is the Fund's intention to continue this practice. The income dividends are generally paid twice a year in July and December, while the long-term capital gains distribution, if any, is paid in December.
  Capital gain distributions will be taxable to shareholders as long-term gains, regardless of the length of time shares of the Fund have been held. Currently, the maximum long-term capital gains tax rate is 28%.
  The federal tax treatment of the income dividends or capital gain distributions will be the same whether made in cash or reinvested in additional shares of the Fund.

                      REINVESTMENT PLAN FOR DISTRIBUTIONS
  Shareholders may elect to receive either or both the income dividends and capital gain distributions in cash. The election to receive cash is made on the shareholder application form. If the election to receive cash is not made, all income dividends and capital gain distributions will be reinvested in additional shares of the Fund. Shareholders may change their participation in the reinvestment plan by notifying the Fund in writing. Written notification of a change must be received prior to the record date of a distribution to be effective for that distribution.

                        SHAREHOLDER INQUIRIES & REPORTS

  Shareholders who wish information concerning the Fund's investments and daily net asset value per share may contact Bascom Hill Investors, Inc., 6411 Mineral Point Road, Madison, Wisconsin 53705, or phone (608) 273-2020 or (800) 767-0300.
  Share applications, redemption letters, inquiries, or notifications concerning a shareholder's account should be directed to the Fund's transfer agent at Bascom Hill Investors, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or phone (414) 765-4124.
  Shareholders receive quarterly reports on the Fund. These reports usually contain information on the Fund's net assets along with management's discussion of the current investment outlook and strategy. Shareholders are notified of any dividend and capital gain distributions as well as yearly tax information regarding their distributions. The annual shareholder meeting normally will be held in April or May.

                              PURCHASE INFORMATION

  As set by the Board of Directors, the minimum initial purchase in the Fund is $1,000 and any subsequent purchases must be a minimum of $100 except through dividend or capital gain reinvestment. Applications will not be accepted unless accompanied by payment. Applications for purchase of shares are sent to Bascom Hill Investors, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Applications for purchase received at the Firstar Trust prior to the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York time) will be based on the net asset value price per share as of the end of that day. Portfolio securities are valued at the last sales price on the national securities exchange on which the securities are primarily traded, at prices determined immediately following the close of the New York Stock Exchange. As the Fund is a no-load fund there are no charges for purchases or redemptions in the Fund.

                              REDEMPTION OF SHARES

  At any time, a shareholder may require the Fund to redeem his/her shares in whole or in part. If stock certificates have not been issued, shares may be redeemed by mailing a signed written request for redemption addressed to Bascom Hill Investors, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The written request must be signed exactly as the account is registered. Incomplete redemption requests will not be processed until complete information is available. When shares are represented by certificates, the certificates must be returned properly endorsed or accompanied by an instrument of transfer, and, in either case, signatures on the certificates must be guaranteed by a bank, a savings and loan, or a member firm of the New York Stock Exchange. The redemption price is the net asset value next computed after the time of receipt by the Firstar Trust Company of the certificates and/or written request. Payment for shares redeemed will be made within seven days after redemption and redemption will be paid in cash only. There is no redemption charge.

                         INDIVIDUAL RETIREMENT ACCOUNT

  An Individual Retirement Account (IRA) is a savings plan for retirement. Money invested through an IRA compounds on a tax-free basis until it is distributed to the investor, usually upon retirement. Contributions to an IRA are invested in shares of the Fund with all dividend and capital gain distributions automatically reinvested.



  Individuals have until April 15, 1997, or until they file their 1997 income tax forms to fund their IRA for 1996. Although the contribution may no longer be deductible the income earned will accumulate tax-free.


  Currently, individuals who are not "active participants" in employer-maintained retirement plans may still deduct their IRA contribution which is limited to the lesser of $2,000 or 100% of their earned compensation. Spousal IRAs may be deducted up to $4,000 ($2,250 for 1996) for taxpayers who have non-working spouses.
  Individuals who are "active participants" in an employer sponsored pension or profit-sharing plan are limited in the deductibility of their IRA contribution depending on their level of income. Individual taxpayers with adjustable gross income of $25,000 or less and married taxpayers filing jointly, with an adjustable gross income of $40,000 or less may continue to deduct their IRA contributions. However, the deductible amount of the IRA contribution is reduced pro-rata and phased out completely when individuals have adjusted gross income greater than $35,000 and when married persons filing jointly claim adjusted gross income greater than $50,000.
  Nondeductible contributions of up to $2,000 or $4,000 ($2,250 for 1996) for spousal IRAs may still be made. The income on the IRA account remains nontaxable to the taxpayer until it is distributed, usually upon retirement.
  The Fund accepts rollover IRA accounts from qualified retirement plans. Purchases and redemptions of shares of the Fund in IRA accounts are treated as any other account. (See "PURCHASE INFORMATION" and "REDEMPTION OF SHARES")
The initial contribution must be $1,000 or more. Subsequent payments may be as little as $100.
  Firstar Trust Company will serve as Custodian. The Custodian will redeem from each account, regardless of size, a $12.50 annual maintenance fee. Please refer to the IRA Disclosure Brochure for a detailed listing of other fees.
  The Individual Retirement Custodial Account Agreement, and the Individual Retirement Account Disclosure Brochure are available by contacting the Fund. This information should be read carefully and consultation with an attorney or tax advisor may be advisable.


  No person has been authorized to give any information or to make any representations not contained in the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.
- - - -----------------------------------------------------------------------


                                                         BASCOM HILL
                                                       INVESTORS, INC.

                                                         PROSPECTUS

INVESTMENT ADVISOR
  MADISON INVESTMENT ADVISORS, INC.
  6411 MINERAL POINT ROAD
  MADISON, WISCONSIN  53705
  (608)273-2020
  (800)767-0300

CUSTODIAN, TRANSFER AGENT
AND DISBURSING AGENT
  FIRSTAR TRUST COMPANY
  P.O. BOX 701
  MILWAUKEE, WISCONSIN  53201-0701
  (414)765-4124
COUNSEL
  DE WITT ROSS & STEVENS, S.C.
  8000 EXCELSIOR DRIVE
  MADISON, WISCONSIN  53717-1914
  (608)831-2100

AUDITORS
  WILLIAMS, YOUNG & ASSOCIATES LLC
  P.O. BOX 8700
  MADISON, WISCONSIN  53708
  (608)274-1980

                          BASCOM HILL INVESTORS, INC.

                            6411 Mineral Point Road
                           Madison, Wisconsin  53705
                                 (608) 273-2020
                                 (800) 767-0300



                      STATEMENT OF ADDITIONAL INFORMATION
                               February 28, 1997

Investors should read the Prospectus, dated February 28, 1997 in conjunction with the Statement of Additional Information. Investors may obtain a Prospectus, without charge, from the Fund's office as listed above.

                      GENERAL INFORMATION AND HISTORY
                      -------------------------------


  Bascom Hill Investors, Inc., (the "Fund") was incorporated in Madison, Wisconsin as an investment company and began operations on November 1, 1978. The Fund has not engaged in any other business during the past five years. Since its inception in 1978, the Fund has been managed by Madison Investment Advisors, Inc., Madison, Wisconsin.

  The Fund was designed to provide investors with a diversified, professionally managed portfolio. For as little as $1,000, investors may purchase shares of the Fund, which invests the shareholders' pooled monies in securities. The Fund's objective is to provide a growth component to an investor's holdings; it is not intended to be an entire investment program. As detailed in the Prospectus, the Fund has provided a total return of 815% over the lifetime of the Fund, assuming all income dividends and capital gain distributions have been reinvested.



                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


  As highlighted in the Prospectus, the primary objective of the Fund is to achieve long-term growth with current income an important but secondary objective. These objectives are matters of fundamental policy and cannot be changed without the approval of a majority of shareholders.

  The Fund's management believes that capital growth and production of income can best be achieved through flexibility of investment strategies. Although the careful selection of common stocks and bonds is a primary factor affecting the investment return of the Fund, the percentage of the Fund's assets which may be invested at any particular time in common stocks or bonds will depend upon management's judgment regarding the risks present in the stock and fixed income markets. When management believes the market risks are high and common stock prices may decline, the Fund may move substantial assets out of stocks and into fixed income investments. The Fund may hold fixed income securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, which are backed by the full faith and credit of the U.S. Government. The Fund may hold U.S. Agency notes such as Federal Farm Credit or Federal Home Loan Bank, etc., as well as highly rated corporate commercial paper (rated P-1 by Moody's Investor Services, Inc. or A-1 by Standard and Poor's Corporation).

  The Fund may hold repurchase agreements which are fully collateralized by a U.S. Government security. Repurchase agreements may be entered into with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities under which the bank or dealer agrees to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such periods. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government and there is the risk that the seller may fail to repurchase the security. Such agreements usually cover short periods, such as under one week. In general, the Fund will usually purchase overnight repurchase agreements which mature the following day. The Fund may require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

                            INVESTMENT RESTRICTIONS
                            -----------------------


  The Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without the approval of the holders of the majority of its outstanding shares:

  1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock.
  2. The Fund will not purchase or sell real estate or interest in real estate, commodities or commodity futures.

  3. The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total assets) for emergency or extraordinary purposes, and not for the purchase of investment securities.

  4. The Fund may not pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 10% of its assets at current value.

  5.  Securities of other investment companies will not be purchased.

  6. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer or more than 10% of all or any class of securities of such issuer.

  7. Not more than 5% of the total net assets will be invested in the securities of any one issuer (not including United States Government securities.)

  8. Not more than 25% of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

  9. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or officer, director, shareholder or interested person of its investment advisor.

  10. The Fund will not acquire or retain any security issued by a company if one or more directors, shareholders or affiliated persons of its investment advisor beneficially own more than one-half of one percent (0.5%) of such company's securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such security.

  11. The Fund will not purchase securities of companies which, together with predecessors, have a record of less than three years continuous operation.

  12. The Fund will not invest in puts, calls, straddles, spreads or any combination thereof.

  13. The Fund will not invest in oil, gas or other mineral leases, exploration or development programs, provided, however, this shall not prohibit the Fund from purchasing publicly traded securities or companies engaging in whole or in part in such activities.

  14. The Fund will not purchase securities from or sell securities to any of its officers or directors, except with respect to its own shares.

  15. The Fund will not invest in restricted securities.

  16. The Fund will not make loans to any person (except that the Fund may, in fulfillment of its policies and objectives, purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities including commercial paper, bank certificates of deposit, repurchase agreements or U.S. Treasury securities.)

  17. The Fund will not purchase or issue any warrants.

  18. All percentage limitations apply to the market value on the date of investment by the Fund.

  19. Not more than 10% of total net assets will be invested in repurchase agreements with maturities of greater than seven days or in other illiquid securities.

  Securities are not purchased with a view to rapid turnover, although it is expected short-term capital gains may be realized from time to time from the sale of assets held less than one year. Securities are purchased which are believed to have potential for capital appreciation. Securities will be sold if the Fund's management believes that such potential has been reached, is no longer feasible, or if the risk of a decline in the market price is too great.



  The Fund's portfolio turnover rates were 81% and 58% respectively, for the fiscal years ended December 31, 1996 and December 31, 1995. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. For the purposes of determining such portfolio turnover, securities whose maturity at the time of acquisition is one year or less are excluded.

                             PRINCIPAL SHAREHOLDERS

  As of December 31, 1996, all officers and directors of the Fund, as a group, beneficially owned approximately 9% of the then outstanding shares.




                             MANAGEMENT OF THE FUND

  The overall operations of the Fund are conducted by the officers, under the control and direction of its Board of Directors. The following table sets forth the pertinent information about the Fund's officers and directors.


                          Position(s) held    Principal occupations
    Name and Address      with the fund       during the past 5 years
    ----------------      ---------------     -----------------------


    Chris Berberet        Treasurer           VicePresident of Madison
                                              Investment
    6411 Mineral Point                        Advisors, Inc. Prior to joining
                                              Advisor,
    Madison, WI  53705                        he was associated with ELCA Board
                                              of Pensions in Minneapolis MN.

    Frank E. Burgess*     President           President and Director
    6411 Mineral Point    Director            of Madison Investment
    Madison, WI  53705                        Advisors, Inc., the Advisor
                                              to the Fund. Prior to forming
                                              the Advisor in 1973 he was
                                              Assistant Vice President
                                              & Trust Officer of M&I Bank
                                              of Madison, Wisconsin.  He
                                              is a member of the State
                                              Bar of Wisconsin and Dane
                                              County Bar Association.

    Katherine L. Frank    Vice President,     Vice President of Madison
    6411 Mineral Point    Secretary           Investment Advisors, Inc.
    Madison, WI  53705                        since 1986.



    Jay R. Sekelsky       Vice President      Vice President of Madison
    6411 Mineral Point                        Investment Advisors, Inc.
    Madison, WI  53705                        since 1990.

    Elizabeth Hendricks   Assistant Secretary Controller of Madison Investment
    6411 Mineral Point                        Advisors, Inc.  With Advisor since
    Madison, WI  53705                        1996. Formerly with McGladrey
                                              and Pullen and Deloitte & Touche.

    James R. Imhoff Jr.   Director            President of First Weber
    429 Gammon Place                          Group, Inc. of Madison, WI.
    Madison, WI  53719

    Edmund B. Johnson     Director            Vice President and Director
    3302 Valley Creek                         of Medix of Wisconsin, Inc.
    Middleton, WI 53562

    Lorence D. Wheeler    Director            President of Credit Union
    PO Box 431                                Benefits Services, Inc.
Madison, WI  53701

  During 1996, the Fund paid, in aggregate, directors' fees of $3000 those Directors who are considered disinterested persons as defined by the Investment
Company Act of 1940.



  * Mr. Burgess, a director of the Fund, is an "interested person" in the Fund and in the Advisor, as defined by the Investment Company Act of 1940.


  During the fiscal year ended December 31, 1995 the Fund paid the following remuneration to the following group for services rendered:


                            Securities
                            or Property
                            Pension or                          Total
                            Retirement                          Compensation
Name of       Aggregate     Benefits Accrued  Estimated Annual  From Fund
Person,       Compensation  As Part of Fund   Benefits Upon     and Fund Complex**
Position      From Fund     Expenses          Retirement        Paid to Director

*Frank E. Burgess   None        None          None              None
Director, President
Edmund B. Johnson   1,000       None          None              $3,000
Director
James R. Imhoff     1,000       None          None             $10,500
Director
Lorence D. Wheeler  1,000       None          None             $10,500
Director

* Director of the Fund: Is an "interested person" in the Fund and in the Advisor, as defined by the Investment
  Company Act of 1940. All "interested" directors and officers of the Fund are compensated by the Advisor as specified by the investment advisory agreement.

** Complex is comprised of 4 trusts and three corporations with a total of 16 funds and/or series.


                     INVESTMENT ADVISORY AND OTHER SERVICES

  Under an investment advisory agreement with the Fund, Madison Investment Advisors, Inc., 6411 Mineral Point Rd., Madison, Wisconsin, furnishes continuous investment service and management to the Fund, for which it receives an annual fee, paid quarterly, based on the average net asset value of the Fund, as determined by valuations made at the close of each business day. The annual fee is .80 of 1% on the first $50,000,000 of total net assets of the Fund, and .75 of 1% on that portion of total net assets of the Fund in excess of $50,000,000. The fee is higher than most other funds. Personnel of the Advisor are primarily responsible for investment decisions affecting the Fund's portfolio.

  Under the investment advisory agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, executive officers and executive expenses of the Fund. The Fund will pay all operating expenses including but not limited to the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the cost of prospectuses for existing shareholders, reports to shareholders, taxes, and legal expenses. Also included are fees to Directors who are not interested persons of the Advisor or officers or employees of the Fund, salaries of administrative and clerical personnel, auditing and accounting services, fees and expenses of any custodian, printing and mailing expenses, postage, and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling.

  The Advisor has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and distribution fees but excluding interest, taxes, and brokerage commissions, exceeds 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of average net assets in excess in $30,000,000 of the Fund for each year. The Advisor shall, on an annual basis, reimburse the Fund by offsetting against its fee all expenses in excess of these amounts.

  The agreement with the Advisor is not assignable and may be terminated by either party, without penalty, on sixty days' notice. Otherwise, the agreement continues in effect as long as it is approved annually by (a) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, and
(b) in either case, by the affirmative vote of a majority of directors, who are not parties to the agreement or "interested persons" of the Advisor, as defined in the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting for such approval.

  The Advisor may act as an investment advisor to other persons, firms or corporations, including investment companies. Madison Investment Advisors, Inc., is a registered investment advisor and has numerous advisory clients of its own. The Advisor also manages Bascom Hill BALANCED Fund, Inc. and Madison Bond Fund Inc., both registered investment companies. The Advisor was founded in 1973 and has never been controlled by or affiliated with any other business entity or person. The Advisor has managed the Fund since its inception in 1978.

  Frank E. Burgess, President and Director of the Fund is also President, Treasurer and a Director of the Advisor. Katherine Frank is Vice President and Secretary of the Fund and Vice President of the Advisor. Jay R. Sekelsky is Vice President of the Fund and Vice President of the Advisor. Chris Berberet is Treasurer of the Fund and Vice President of the Advisor. Elizabeth
Hendricks is Assistant Secretary of the Fund and Controller of the Advisor.
Mr. Burgess owns a majority of the controlling interest in the Advisor. The Investment Policy Committee has primary responsibility for making portfolio investment determinations or recommendations for the Fund.

  The Advisor relies upon information supplied by the analytical staffs of major brokerage firms as well as other publications and research services. A discussion of how the Advisor allocates investment opportunities among clients, how the Advisor decides which client should purchase certain securities and how portfolio transactions are allocated among brokers is found under "Brokerage" below.

     During the years ended December 31, 1996, December 31, 1995 and December 31, 1994, the Fund paid the Advisor an aggregate of $99,818, $91,637 and $78,454, respectively, in investment advisory fees.

     Williams, Young and Associates, PO Box 8700, Madison, Wisconsin 53708 is the Fund's independent public accountant.

  The custodian for the Fund's assets is the Firstar Trust Company, PO Box 701, Milwaukee, Wisconsin 53201-0701. The Firstar Trust Company also serves as the transfer agent for the Fund.

                                   BROKERAGE

  Portfolio brokerage transactions of the Fund are placed with those securities brokers which the Advisor believes will provide the best value in brokerage and research services for the Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

    In valuing brokerage services, the Advisor makes a judgment of the usefulness of research and other information and services provided by a broker to the Advisor in managing the Fund's investment portfolio. In some cases, the information, e.g. data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but, for the greater part, the research and services consist of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, some of which may be provided by means of use of electronic terminals providing such information, useful to the Advisor in advising the Fund and other clients of the Advisor.

  In compensating brokers for their services, the Advisor takes into account the value of the information received for use in advising the Fund. It is understood by the Fund that other clients of the advisor might also benefit from the information and services obtained. Where the Fund and one or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent possible, be averaged as to price and allocated equitably. In most cases, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

  The Fund may not allocate brokerage solely on the basis of selling Fund shares. When feasible and practical, over-the-counter purchases and sales are transacted directly with principal market makers. Principal market makers are not paid a direct commission. They receive in payment the difference between the bid and asked prices for a particular security.

   Brokerage commissions of $23,782, $17,272 and $20,376 were paid by the Fund during the years ended December 31, 1996, December 31, 1995, and December 31, 1994 respectively.

                    PURCHASE AND REDEMPTION OF COMMON STOCK

  As briefly discussed in the Prospectus, applications for the purchase of shares should be made to Bascom Hill Investors, Inc. c/o FirstStar Trust Company, PO Box 701, Milwaukee, Wisconsin 53201-0701. The price per share will be the net asset value computed after the time the application is received.
(See "Determination of Net Asset Value," ). The net asset value for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before that day's close of trading on the New York Stock Exchange (the "Exchange"). The Exchange usually closes at 4:00 p.m. New York time. Applications for purchase of shares and requests for redemptions of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

  All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment. However, minor differences between amounts submitted and actual costs of shares will be refunded or billed. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous to existing shareholders.

  The Board of Directors of the Fund is authorized from time to time to fix upper and lower limits on the number of shares which may be purchased. Pursuant to this authority, the Board of Directors has established $1,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except through dividend or capital gain reinvestment.

  Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places, unless the investor specifies full shares only.

  Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by a signed written request to the Fund. In no instances will certificates be issued for fractional shares. The Fund's transfer agent, Firstar Trust Company, Milwaukee, Wisconsin, will credit the shareholder's account with the number of shares purchased. The Fund offers this service to relieve shareholders of responsibility for safekeeping certificates and to eliminate the need for delivery of certificates in the event of redemption. Written confirmations are issued for all purchases of Fund shares.

  A shareholder may require the Fund at any time to redeem his or her shares in whole or in part. Redemption is accomplished by delivering to the Fund, c/o Firstar Trust Company, PO Box 701, Milwaukee, Wisconsin 53201-0701, a signed written request for redemption. The written redemption request must be signed exactly as the shares are registered. If the account is owned jointly, both owners must sign. Redemption cannot be accomplished by telephoning or telegraphing the Fund or Firstar Trust Company. The redemption price is the net asset value next computed after receipt of written request in the proper form set out above.

  If there is doubt as to what is necessary in order to redeem shares, please write or call the Fund's transfer agent, Firstar Trust Company (telephone no.
(414) 765-4124), prior to submitting the redemption request. No redemption request will become effective until all documents have been received in proper form by the transfer agent.

  All redemptions will be processed immediately upon receipt, and the Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be affected. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption, (see "Determination of Net Asset Value") and may be more or less than the cost of shares redeemed. Payments for shares redeemed will be made within seven days after redemption, and redemptions will be made in cash only.

  The right of redemption may be suspended for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, and may be suspended for any period during which trading on the Exchange is restricted as determined that an emergency exists and, therefore, it is not reasonably practical for the Fund to dispose of its securities nor to fairly determine the value of its net assets.

                            TRANSFER OF COMMON STOCK

  Shares of the Fund may be transferred in much the same manner as they are redeemed. If shares are represented by certificates, the certificates representing the shares to be transferred must be delivered to the Fund, c/o Firstar Trust Company, PO Box 701, Milwaukee, Wisconsin 53201-0701, accompanied by the appropriate written instructions and endorsed or accompanied by instrument of transfer and guaranteed in the same manner as described under "Purchase and Redemption of Common Stock." If no certificates have been issued, then signed, written instructions must be delivered to the Fund, c/o Firstar Trust Company. The instructions must be signed exactly as provided in "Purchase and Redemption of Common Stocks" for redemption of shares not represented by certificates, except the signatures on the letter must be guaranteed by a bank, savings and loan association, or by a member firm of the New York Stock Exchange. The Fund is not bound to record any transfer on the stock transfer books maintained by the Trust Company until all required documents have been received by it.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of a share of common stock is determined by dividing the net asset value of the Fund by the total number of full and fractional shares outstanding at that time. The net assets of the Fund are determined by deducting the liabilities of the Fund from the total asset value. The net asset value is determined as of the close of trading on the New York Stock Exchange exclusive of federal holidays.

  Securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Securities not listed on an exchange or securities in which there were no transactions are valued at the most recent reported bid prices. Any securities for which market quotations are not readily available are valued at fair value as is determined in good faith by the Board of Directors. Short-term securities with over 60 days to maturity are valued at market value; those under 60 days to maturity are valued at amortized cost. Odd lot differentials and brokerage commissions will be excluded in calculating value. All assets other than securities will be valued at their then current fair value as determined in good faith by the Board of Directors.

                                   TAX STATUS

  During the current taxable year and in future years, the Fund intends to qualify under the provisions of Sections 851-855 of the Internal Revenue Code (Subchapter M) applicable to investment companies.

  Upon qualifying under the federal tax laws related to investment companies, the Fund will not be subject to federal taxes on income or capital gains distributed to the shareholders. Distributions designated as "capital gains distributions" (meaning the excess of net long-term capital gains over net short-term capital losses) will be taxable to shareholders as long-term gains, regardless of the length of time shares of the Fund have been held. Currently, the maximum long-term capital gains tax rate is 28%.

  The federal tax treatment will be the same whether distributions are made in cash or reinvested in additional shares of the Fund. Distributions may be subject to state income tax in states having such a tax. It is recommended that investors consult with their personal tax advisor in evaluating their individual tax situation.

  If the Fund does not qualify for preferential tax treatment in any fiscal year, it will be taxed as an ordinary corporation. The net asset value per share may be adversely affected as a result.

  Since at the time of purchase of Fund shares the Fund may have undistributed income or capital gains, distributions received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

  Under the Interest and Dividend Tax Compliance Act of 1983, effective January 1, 1984, the Fund is required to deduct and withhold income tax from a distribution payment at a 20 percent rate if:

  (1) The shareholder fails to furnish his/her taxpayer identification number to the Fund;
  (2) The IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect;
  (3) The IRS notifies the Fund that backup withholding should be commenced because the shareholder has failed to properly report interest or dividend income; or
  (4) When required to do so, the shareholder fails to certify, under penalties of perjury, that he/she is not subject to backup withholdings.

  In addition, under the new IRA rollover rules, any distribution from an employer - sponsored plan is subject to 20% mandatory withholding, unless it is directly "rolled over" into an IRA. (See the IRA Disclosure Brochure for
- - - --------

details)



                              FINANCIAL STATEMENTS

  The following financial information contained in the Annual Report for Bascom Hill Investors, Inc. for the year ended December 31, 1995 is incorporated herein by reference:



  (a)  Statement of Net Assets

  (b)  Statements of Changes in Net Assets

  (c)  Statements of Operation

  (d)  Notes to Financial Statements

  (e)  Report of Independent Public Accountants.

  A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.